UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): December 22, 2005

                               ARVINMERITOR, INC.
                              -------------------
             (Exact name of registrant as specified in its charter)


             Indiana                     1-15983               38-3354643
 ---------------------------------   ----------------        ---------------
   (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)                File No.)          Identification No.)


                               2135 West Maple Road
                                  Troy, Michigan
                                ------------------
                    (Address of principal executive offices)

                                   48084-7186
                                 --------------
                                   (Zip code)

        Registrant's telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         As described in Part I, Item 3. Legal Proceedings in the Annual Report on Form 10-K of ArvinMeritor, Inc. ("ArvinMeritor" or the "company") for the fiscal year ended October 2, 2005 ("Form 10-K"), three separate class action lawsuits were filed in the United States District Court for the Eastern District of Michigan ("District Court") against ArvinMeritor as a result of modifications made by the company to its retiree health benefits. The lawsuits allege that the changes breach the terms of various collective bargaining agreements entered into with the United Auto Workers ("UAW") and the United Steel Workers at former facilities that have either been closed or sold, and allege a companion claim restating these claims and seeking to bring them under the Employee Retirement Income Security Act of 1974.

         On December 22, 2005, the District Court issued an order granting a motion by the UAW for a preliminary injunction. The order enjoins the company from implementing the changes to retiree health benefits that had been scheduled to become effective on January 1, 2006, and orders the company to reinstate and resume paying the full cost of health benefits for the UAW retirees at the levels existing prior to the changes implemented in 2003 and 2005. We are currently studying the order and analyzing its impact on ArvinMeritor. (See the information in the Form 10-K under the headings "- Overview" and "- Critical Accounting Policies - Retiree Medical" in Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and
Note 19 of the Notes to Consolidated Financial Statements in Part II, Item 8. Financial Statements and Supplementary Data, for information with respect to the changes made to the company's retiree health benefits and the related accounting and financial impacts.) The company intends to file an appeal with the United States Court of Appeals for the Sixth Circuit.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ARVINMERITOR, INC.



                                            By:  /s/ Vernon G. Baker, II
                                                -----------------------------
                                                     Vernon G. Baker, II
                                                     Senior Vice President and
                                                     General Counsel

Date: December 27, 2005